"A"

                              BROKER-DEALER AGENCY
                                SELLING AGREEMENT

         This Agreement is made among the following three parties:

         1. RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY 1000 Woodbury Road, Suite 102
                  Woodbury, New York 11797
                  a New York domiciled stock life insurance company (hereinafter "INSURER"); and,

         2.       WASHINGTON SQUARE SECURITIES, INC.
                  20 Washington Avenue South
                  Minneapolis, Minnesota 55401-1900
                  an affiliate of Insurer, registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") (hereinafter "GENERAL DISTRIBUTOR"); and,

         3.       ______________________________________

                  ______________________________________
                  Street
                  ______________________________________
                  City              State            ZIP
                  registered as a broker-dealer with the SEC and a member of the
                  NASD  and  licensed  as  an  insurance   agency   (hereinafter
                  "BROKER-DEALER").


                                    RECITALS:

     WHEREAS, Broker-Dealer is licensed as an insurance agency in order to satisfy state insurance law requirements with respect to the sale of traditional life insurance policies as well as variable insurance products which are registered securities with the SEC.

     WHEREAS, the parties wish to enter into an agreement for the distribution of Variable Contracts and Traditional Life Insurance Policies by Broker-Dealer; and

     WHEREAS, Insurer has appointed General Distributor as principal underwriter and distributor (as those terms are defined by the Investment Company Act of 1940) of the Variable Contracts and has authorized General Distributor to enter into selling agreements with registered broker-dealers for the solicitation and sale of Variable Contracts; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer's registered representatives who are licensed as life insurance/variable contract agents in appropriate jurisdictions ("Representatives") solicit and sell Variable Contracts and Traditional Life Insurance Policies; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Variable Contracts and Traditional Life Insurance Policies.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties now agree as follows:

1.   DEFINITIONS

     In this Agreement,

     (a) The words "Variable Contract" shall mean those variable life insurance policies and variable annuity contracts identified in Section 1 of Compensation Schedule A attached hereto, and as may hereafter be amended.

          Insurer may in its sole discretion and without notice to Broker-Dealer, suspend sales of any Variable Contracts or amend any policies or contracts evidencing such Variable Contracts if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker-Dealer prior to suspending sales of any Variable Contracts or amending any policies or contracts evidencing such Variable Contracts.

          Insurer may issue and propose additional or successor products, in which event Broker-Dealer will be informed of the product and its related Commission Schedule. If Broker-Dealer does not agree to distribute such product(s), it must notify Insurer in writing within 30 days of receipt of the Commission Schedule for such product(s). If Broker-Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Commission Schedule, Broker-Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Commission Schedule which shall be attached to and made a part of this Agreement.

     (b) The words "Traditional Life Insurance Policy" shall mean those life insurance policies and annuity contracts identified in Section 2 of Compensation Schedule A attached hereto, and as may hereafter be amended.

          Insurer may in its sole discretion and without notice to Broker-Dealer, suspend sales of any Traditional Life Insurance Policies or amend any policies or contracts evidencing such Traditional Life Insurance Policies if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker-Dealer prior to suspending sales of any Traditional Life Insurance Policies or amending any policies or contracts evidencing such Traditional Life Insurance Policies.

          Insurer may issue and propose additional or successor products, in which event Broker-Dealer will be informed of the product and its related Compensation Schedule. If Broker-Dealer does not agree to distribute such product(s), it must notify Insurer in writing within 30 days of receipt of the Compensation Schedule for such product(s). If Broker-Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Compensation Schedule, Broker-Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Compensation Schedule which shall be attached to and made a part of this Agreement.

2.   AGENCY APPOINTMENT

     On the effective date, Insurer and General Distributor appoint Broker-Dealer and Broker-Dealer accepts the appointment to solicit sales of and to sell Variable Contracts and Traditional Life Insurance Policies, pursuant to the terms of this Agreement.

3.   DUTIES OF BROKER-DEALER

     (a) SUPERVISION OF REPRESENTATIVES. Broker-Dealer shall have full responsibility for the training and supervision of all Representatives who are engaged directly or indirectly in the offer or sale of the Variable Contracts, and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities regulated activities in connection with the Variable Contracts. Broker-Dealer will cause the Representatives to be trained in the sale of the Variable Contracts, will cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Variable Contracts; will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Variable Contracts; and will cause such Representatives to limit solicitation of applications for the Variable Contracts to jurisdictions where Insurer has authorized such solicitation. Broker-Dealer shall cause such Representatives'
          qualifications to be certified to the satisfaction of General Distributor and shall notify General Distributor if any Representative ceases to be a registered representative of Broker-Dealer or ceases to maintain the proper licensing required for the sale of the Variable Contracts. All parties shall be liable for their own negligence and misconduct under this paragraph.

     (b) REPRESENTATIVES INSURANCE COMPLIANCE. Broker-Dealer, prior to allowing its Representatives to solicit for sales or sell the Variable Contracts and Traditional Life Insurance Policies, shall require such representatives to be validly insurance licensed, registered and appointed by Insurer as a variable contract/life insurance agent in accordance with the jurisdictional requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

          Broker-Dealer shall assist Insurer in the appointment of Representatives under the applicable insurance laws to sell Variable Contracts and Traditional Life Insurance Policies. Broker-Dealer shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its designee by Broker-Dealer. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of Insurer.

     (c)  COMPLIANCE  WITH NASD RULES OF FAIR  PRACTICE  AND  FEDERAL  AND STATE
          SECURITIES LAWS. Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and all other applicable federal and state laws. In addition, Broker-Dealer will establish and maintain such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives as required by applicable law or regulation. Upon request by General Distributor, Broker-Dealer shall furnish such records as may be necessary to establish such diligent supervision.

     (d) NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE. In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall advise General Distributor of this fact and shall immediately notify such Representative that he or she is no longer authorized to sell the Variable Contracts or Traditional Life Insurance Policies and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to such contracts and policies.

     (e) PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING. Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Variable Contracts and such other supplementary sales material as General Distributor determines is necessary or desirable for use in connection with sales of the Variable Contracts and Traditional Life Insurance Policies.

          NO SALES PROMOTION MATERIALS OR ANY ADVERTISING RELATING TO THE VARIABLE CONTRACTS AND TRADITIONAL LIFE INSURANCE POLICIES, INCLUDING WITHOUT LIMITATION GENERIC ADVERTISING MATERIAL WHICH DOES NOT REFER TO INSURER BY NAME, SHALL BE USED BY BROKER-DEALER UNLESS THE SPECIFIC ITEM HAS BEEN APPROVED IN WRITING BY GENERAL DISTRIBUTOR PRIOR TO SUCH USE.

          In addition, Broker-Dealer shall not print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

          Upon termination of this Agreement, all prospectuses, sales promotion material, advertising, circulars, documents and software relating to the sales of Insurer's contracts shall be promptly turned over to Insurer free from any claim or retention of rights by the Broker-Dealer.

          Insurer represents that the prospectus and registration statement relating to the Variable Contracts contain no untrue statements of material fact or omission to state material fact, the omission of which makes any statement contained in the prospectus and registration statement misleading. Insurer agrees to indemnify Broker-Dealer from and against any claims, liabilities and expenses which may be incurred under the Securities Act of 1933, the Investment Company Act of 1940, common law or otherwise arising out of a breach of the agreement in this paragraph.

          Broker-Dealer agrees to hold harmless and indemnify Insurer and General Distributor against any and all claims, liabilities and expenses which Insurer or General Distributor may incur from liabilities arising out of or based upon any alleged or untrue statement other than statements contained in the registration statement, prospectus or approved sales material of any Variable Contract.

          In accordance with the requirements of the laws of the several states, Broker-Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agencies, including the SEC, which have regulatory authority over Insurer or General Distributor. Broker-Dealer holds Insurer, General Distributor and their affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved by Insurer in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

     (f) SECURING APPLICATIONS. All applications for Variable Contracts and Traditional Life Insurance Policies shall be made on application forms supplied by Insurer and all payments collected by Broker-Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Broker-Dealer shall review all such applications for accuracy and completeness. Checks or money orders in payment on any such Variable Contract or Traditional Life Insurance Policy shall be drawn to the order of "ReliaStar Bankers Security Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Broker-Dealer shall not be disclosed or used except as expressly authorized herein, and Broker-Dealer will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.

     (g) COLLECTION OF PURCHASE PAYMENTS. Broker-Dealer agrees that all money or other consideration tendered with or in respect of any application for a Variable Contract or Traditional Life Insurance Policy and the Variable Contract or Traditional Life Insurance Policy when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer.

     (h) POLICY DELIVERY. Insurer will transmit Variable Contracts and Traditional Life Insurance Policies to Broker-Dealer for delivery to Policyowners. Broker-Dealer hereby agrees to deliver all such Variable Contracts to Policyowners within ten (10) days of their receipt by Broker-Dealer from Insurer. Broker-Dealer agrees to indemnify and hold harmless Insurer for any and all losses caused by Broker-Dealer's failure to perform the undertakings described in this paragraph. Broker-Dealer hereby authorizes Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Broker-Dealer by Insurer.

     (i) FIDELITY BOND. Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Insurer's agents for state insurance law purposes or who have access to funds of Insurer, including but not limited to funds submitted with applications for the Variable Contracts and Traditional Life Insurance Policies, or funds being returned to owners, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Rules of Fair Practice. Insurer may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Insurer of any notice of cancellation or change of coverage.

          Broker-Dealer assigns any proceeds received from the fidelity bonding company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Insurer such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Insurer from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

4.   COMPENSATION

     (a) VARIABLE CONTRACTS. Insurer, on behalf of General Distributor, shall pay a dealer concession to Broker-Dealer on all sales of Variable Contracts through its Representatives, in accordance with the form of Compensation Schedule A attached hereto, which is in effect when purchase payment on such Variable Contracts are received by Insurer. Dealer concessions will be paid as a percentage of premiums received in cash or other legal tender and accepted by Insurer on applications obtained by Broker-Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

          Insurer will pay all such Compensation to the Broker-Dealer. Broker-Dealer agrees to hold Insurer and General Distributor harmless from all claims of its Representatives for compensation in respect of Representative's sales of Variable Contracts.

     (b) TRADITIONAL LIFE INSURANCE POLICIES. Insurer shall pay commissions to Broker-Dealer on all sales of Traditional Life Insurance Policies through its Representatives in accordance with the form of Compensation Schedule A attached hereto, which is in effect when purchase payments on such Traditional Life Insurance Policies are received by Insurer. Commissions will be paid as a percentage of premiums received in cash or other legal tender and accepted by insurer on applications obtained by Broker-Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

          Insurer will pay all such compensation to the Broker-Dealer. Broker-Dealer agrees to hold Insurer harmless from all claims of its Representatives for compensation in respect of Representative's sales of Traditional Life Insurance Policies.

     (c) COMMISSION STATEMENTS. Broker-Dealer will be provided with copies of its Representatives' commission statements together with Broker-Dealer's own commission statement for each commission payment period in which commissions are payable. Broker-Dealer agrees that, except as to clerical errors and material undisclosed facts, if any, such statements constitutes a complete and accurate statement of the commission account unless written notice is provided to Insurer within 120 days after the date of the statement, which notice specifically sets forth the objections or exceptions thereto.

     (d)  COMPENSATION  SCHEDULES.   The  initial  Compensation  Schedule  A  is
          attached.

          Insurer and General Distributor reserve the right to change, amend, or cancel any Compensation Schedule as to business produced after such change by mailing notice of such change in the form of a new Compensation Schedule to Broker-Dealer. Such change shall be effective, unless otherwise specified, ten (10) days after the notice is mailed.

     (e) RIGHTS OF REJECTION AND SETTLEMENT. Insurer reserves the right to reject any and all applications and collections submitted, to discontinue writing any form of policy, to take possession of and cancel any policy and return the premium or any part of it, and to make any compromise settlement in respect of a policy. Broker-Dealer will not be entitled to receive or retain any compensation on premiums or parts of premiums Insurer does not receive and retain because of such rejection, discontinuance, cancellation, or compromise settlement. If compensation has been paid to which Broker-Dealer is not entitled, any amount credited will be charged back, and if the account balance is insufficient to cover the credited amount, Broker-Dealer as applicable agrees to promptly repay the credited amount.

5.   TERMINATION

     This Agreement may be terminated,  without cause,  by any party upon thirty
     (30) days prior written notice; and may be terminated, for failure to perform satisfactorily or other cause, by any party immediately; and shall be terminated if Broker-Dealer ceases to be registered as a Broker-Dealer under the Securities Exchange Act of 1934 and a member of the NASD or, if Broker-Dealer ceases to maintain its insurance agent license(s) in good standing in the jurisdictions in which it conducts business.

6.   ARBITRATION

     Any dispute, claim or controversy arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the NASD's arbitration facilities. If the subject matter of the dispute, claim or controversy is not within the scope of matters which may arbitrated through the NASD arbitration facilities, then such dispute, claim or controversy shall, upon the written request of any party, be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of the written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance companies not under the control of any party to this Agreement. Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the third arbitrator. The arbitration shall be held in Minneapolis, Minnesota at the times agreed upon by the arbitrators. The decision in writing of any two arbitrators, when filed with the parties hereto shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

7.   GENERAL PROVISIONS

     (a) ADDITIONS, AMENDMENTS, MODIFICATIONS & WAIVERS. This Agreement shall not be effective until approved by Insurer and General Distributor. Insurer and General Distributor reserve the right to amend this Agreement at any time, and the submission of an application by Broker-Dealer after notice of any such amendment has been sent shall constitute Broker-Dealer's agreement to any such amendment. No additions, amendments or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by one of Insurer's duly authorized officers. In addition, no approved waiver of any default, or failure of performance by Broker-Dealer will affect Insurer's or General Distributor's rights with respect to any later default or failure of performance.

     (b) INDEPENDENT CONTRACTOR RELATIONSHIP. This Agreement does not create the relationship of employer and employee between the parties to this Agreement. Insurer and General Distributor are independent contractors with respect to Broker-Dealer and its Representatives.

     (c) ASSIGNMENTS. Broker-Dealer will not assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the Insurer and General Distributor.

     (d) SERVICE OF PROCESS. If Broker-Dealer receives or is served with any notice or other paper concerning any legal action against Insurer or General Distributor, Broker-Dealer agrees to notify Insurer immediately (in any event not later than the first business day after receipt) by telephone and further agrees to transmit any papers that are served or received by facsimile to (612) 342-7531 and by overnight mail to Insurer's Office of General Counsel.

     (e) SEVERABILITY. It is understood and agreed by the parties to this Agreement that if any part, term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining portions or provisions will not be affected, and the parties' rights and obligations will be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

     (f) GOVERNING LAW. It is agreed by the parties to this Agreement that the Agreement and all of its provisions will be governed by the laws of the State of Minnesota.

     (g) LIMITATIONS. No party other than Insurer shall have the authority on behalf of Insurer to make, alter, or discharge any policy, contract, or certificate issued by Insurer, to waive any forfeiture or to grant, permit, nor extend the time for making any payments nor to guarantee earnings or rates, nor to alter the forms which Insurer may prescribe or substitute other forms in place of those prescribed by Insurer, nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer, nor to open any bank account in the full legal name of Insurer, any derivation thereof or any tradename thereof.

8.   TERRITORY

     Broker-Dealer's territory is limited geographically to those jurisdictions in which the Variable Contracts and Traditional Life Insurance Policies may lawfully be offered, provided that Broker-Dealer's right to solicit sales of and to sell the Variable Contracts and Traditional Life Insurance Policies in such jurisdictions is not exclusive.

9.   EFFECTIVE DATE

This Agreement shall be effective ________________, 199__.

     IN WITNESS WHEREOF, we set our hands this ____ day of _________________, 199__.


INSURER:

RELIASTAR BANKERS SECURITY LIFE
INSURANCE COMPANY

By: ________________________________

Title: _____________________________

GENERAL DISTRIBUTOR:

WASHINGTON SQUARE SECURITIES, INC.

By: ______________________________

Title: ___________________________


BROKER-DEALER:

By: ______________________________

Title: ___________________________





                                                                             "B"

                              BROKER-DEALER AGENCY
                                SELLING AGREEMENT

         This Agreement is made among the following four parties:

         1. RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY 1000 Woodbury Road, Suite 102
                  Woodbury, New York 11797
                  a New York domiciled stock life insurance company (hereinafter "INSURER"); and,

         2.       WASHINGTON SQUARE SECURITIES, INC.
                  20 Washington Avenue South
                  Minneapolis, Minnesota 55401-1900
                  an affiliate of Insurer, registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") (hereinafter "GENERAL DISTRIBUTOR"); and,

         3.       ______________________________

                  ______________________________
                  Street
                  ______________________________
                  City   State     ZIP
                  registered as a broker-dealer with the SEC and a Member of the NASD (hereinafter "BROKER-DEALER"); and,

         4.       ______________________________

                  ______________________________
                  Street
                  ______________________________
                  City    State    ZIP
                  an affiliate of Broker-Dealer and a licensed insurance agency (hereinafter "AGENCY").

                                    RECITALS:

     WHEREAS, Broker-Dealer has become affiliated with Agency in order to satisfy state insurance law requirements with respect to the sale of variable insurance products which are registered securities with the SEC.

     WHEREAS, the parties wish to enter into an agreement for the distribution of Variable Contracts and Traditional Life Insurance Policies by Broker-Dealer and Agency; and

     WHEREAS, Insurer has appointed General Distributor as principal underwriter and distributor (as those terms are defined by the Investment Company Act of 1940) of the Variable Contracts and has authorized General Distributor to enter into selling agreements with registered broker-dealers for the solicitation and sale of Variable Contracts; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer's registered representatives who are affiliated with Agency and who are licensed as life insurance/variable contract agents in appropriate jurisdictions ("Representatives") solicit and sell Variable Contracts and Traditional Life Insurance Policies; and,

     WHEREAS, Insurer proposes to authorize Agency's employees who are not registered representatives of Broker-Dealer but who are licensed as life insurance agents in appropriate jurisdictions ("Agents") to solicit and sell Traditional Life Insurance Policies; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Variable Contracts; and,

     WHEREAS, Insurer proposes to have Agency provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Traditional Life Insurance Policies by its Agents and by Representatives who are affiliated with Agency.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties now agree as follows:

1.   DEFINITIONS

     In this Agreement,

     (a) The words "Variable Contract" shall mean those variable life insurance policies and variable annuity contracts identified in Section 1 of Compensation Schedule A attached hereto, and as may hereafter be amended.

          Insurer may in its sole discretion and without notice to Broker-Dealer, suspend sales of any Variable Contracts or amend any policies or contracts evidencing such Variable Contracts if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker-Dealer prior to suspending sales of any Variable Contracts or amending any policies or contracts evidencing such Variable Contracts.

          Insurer may issue and propose additional or successor products, in which event Broker-Dealer will be informed of the product and its related Commission Schedule. If Broker-Dealer does not agree to distribute such product(s), it must notify Insurer in writing within 30 days of receipt of the Commission Schedule for such product(s). If Broker-Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Commission Schedule, Broker-Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Commission Schedule which shall be attached to and made a part of this Agreement.

     (b) The words "Traditional Life Insurance Policy" shall mean those life insurance policies and annuity contracts identified in Section 2 of Compensation Schedule A attached hereto, and as may hereafter be amended.

          Insurer may in its sole discretion and without notice to Broker-Dealer, suspend sales of any Traditional Life Insurance Policies or amend any policies or contracts evidencing such Traditional Life Insurance Policies if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker-Dealer prior to suspending sales of any Traditional Life Insurance Policies or amending any policies or contracts evidencing such Traditional Life Insurance Policies.

          Insurer may issue and propose additional or successor products, in which event Broker-Dealer will be informed of the product and its related Compensation Schedule. If Broker-Dealer does not agree to distribute such product(s), it must notify Insurer in writing within 30 days of receipt of the Compensation Schedule for such product(s). If Broker-Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Compensation Schedule, Broker-Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Compensation Schedule which shall be attached to and made a part of this Agreement.

2.   AGENCY APPOINTMENTS

     On the effective date,

     (a)  Insurer   and   General   Distributor   appoint    Broker-Dealer   and
          Broker-Dealer accepts the appointment to solicit sales of and to sell Variable Contracts only, pursuant to the terms of this Agreement.

     (b) Insurer appoints Agency, and Agency accepts the appointment to solicit sales of and to sell Traditional Life Insurance Policies only, pursuant to the terms of this Agreement.

3.   DUTIES OF BROKER-DEALER

     (a) SUPERVISION OF REPRESENTATIVES. Broker-Dealer shall have full responsibility for the training and supervision of all Representatives who are engaged directly or indirectly in the offer or sale of the Variable Contracts, and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities regulated activities in connection with the Variable Contracts. Broker-Dealer will cause the Representatives to be trained in the sale of the Variable Contracts, will cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Variable Contracts; will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Variable Contracts; and will cause such Representatives to limit solicitation of applications for the Variable Contracts to jurisdictions where Insurer has authorized such solicitation. Broker-Dealer shall cause such Representatives'
          qualifications to be certified to the satisfaction of General Distributor and shall notify General Distributor if any Representative ceases to be a registered representative of Broker-Dealer or ceases to maintain the proper licensing required for the sale of the Variable Contracts. All parties shall be liable for their own negligence and misconduct under this paragraph.

     (b) REPRESENTATIVES INSURANCE COMPLIANCE. Broker-Dealer, prior to allowing its Representatives to solicit for sales or sell the Variable Contracts, shall require such representatives to be validly insurance licensed, registered and appointed by Insurer as a variable contract agent in accordance with the jurisdictional requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

          Broker-Dealer shall assist Insurer in the appointment of Representatives under the applicable insurance laws to sell the Variable Contracts. Broker-Dealer shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its designee by Broker-Dealer. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of Insurer.

     (c)  COMPLIANCE  WITH NASD RULES OF FAIR  PRACTICE  AND  FEDERAL  AND STATE
          SECURITIES LAWS. Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and all other applicable federal and state laws. In addition, Broker-Dealer will establish and maintain such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives as required by applicable law or regulation. Upon request by General Distributor, Broker-Dealer shall furnish such records as may be necessary to establish such diligent supervision.

     (d) NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE. In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall advise General Distributor of this fact and shall immediately notify such Representative that he or she is no longer authorized to sell the Variable Contracts and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Variable Contracts.

     (e) PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING. Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Variable Contracts and such other supplementary sales material as General Distributor determines is necessary or desirable for use in connection with sales of the Variable Contracts.

          NO SALES PROMOTION MATERIALS OR ANY ADVERTISING RELATING TO THE VARIABLE CONTRACTS, INCLUDING WITHOUT LIMITATION GENERIC ADVERTISING MATERIAL WHICH DOES NOT REFER TO INSURER BY NAME, SHALL BE USED BY BROKER-DEALER UNLESS THE SPECIFIC ITEM HAS BEEN APPROVED IN WRITING BY GENERAL DISTRIBUTOR PRIOR TO SUCH USE.

          In addition, Broker-Dealer shall not print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

          Upon termination of this Agreement, all prospectuses, sales promotion material, advertising, circulars, documents and software relating to the sales of the Variable Contracts shall be promptly turned over to Insurer free from any claim or retention of rights by the Broker-Dealer.

          Insurer represents that the prospectus and registration statement relating to the Variable Contracts contain no untrue statements of material fact or omission to state material fact, the omission of which makes any statement contained in the prospectus and registration statement misleading. Insurer agrees to indemnify Broker-Dealer from and against any claims, liabilities and expenses which may be incurred under the Securities Act of 1933, the Investment Company Act of 1940, common law or otherwise arising out of a breach of the agreement in this paragraph.

          Broker-Dealer agrees to hold harmless and indemnify Insurer and General Distributor against any and all claims, liabilities and expenses which Insurer or General Distributor may incur from liabilities arising out of or based upon any alleged or untrue statement other than statements contained in the registration statement, prospectus or approved sales material of any Variable Contract.

          In accordance with the requirements of the laws of the several states, Broker-Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agencies, including the SEC, which have regulatory authority over Insurer or General Distributor. Broker-Dealer holds Insurer, General Distributor and their affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

     (f) SECURING APPLICATIONS. All applications for Variable Contracts shall be made on application forms supplied by Insurer and all payments collected by Broker-Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Broker-Dealer shall review all such applications for accuracy and completeness. Checks or money orders in payment on any such Variable Contract shall be drawn to the order of "ReliaStar Bankers Security Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Broker-Dealer shall not be disclosed or used except as expressly authorized herein, and Broker-Dealer will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.

     (g) COLLECTION OF PURCHASE PAYMENTS. Broker-Dealer agrees that all money or other consideration tendered with or in respect of any application for a Variable Contract and the Variable Contract when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer.

     (h) POLICY DELIVERY. Insurer will transmit Variable Contracts to Broker-Dealer for delivery to Policyowners. Broker-Dealer hereby agrees to deliver all such Variable Contracts to Policyowners within ten (10) days of their receipt by Broker-Dealer from Insurer. Broker-Dealer agrees to indemnify and hold harmless Insurer for any and all losses caused by Broker-Dealer's failure to perform the undertakings described in this paragraph. Broker-Dealer hereby authorizes Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Broker-Dealer by Insurer.

     (i) FIDELITY BOND. Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Insurer's agents for state insurance law purposes or who have access to funds of Insurer, including but not limited to funds submitted with applications for the Variable Contracts or funds being returned to owners, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Rules of Fair Practice. Insurer may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Insurer of any notice of cancellation or change of coverage.

          Broker-Dealer assigns any proceeds received from the fidelity bonding company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Insurer such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Insurer from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

4.   DUTIES OF AGENCY

     (a) SUPERVISION OF AGENTS AND REPRESENTATIVES. Agency shall have full responsibility for the training and supervision of all Agents and Representatives who are engaged directly or indirectly in the offer or sale of Traditional Life Insurance Policies. Agency will cause the Agents and Representatives to be trained in the sale of Traditional Life Insurance Policies, will cause such Agents and Representatives to qualify under applicable state insurance laws to engage in the sale of life insurance before such Agents and Representatives engage in the solicitation of applications for Traditional Life Insurance Policies; and will cause such Agents and Representatives to limit solicitation of applications for Traditional Life Insurance Policies to jurisdictions where Insurer has authorized such solicitation. Agency shall cause such Agents' and Representatives' qualifications to be certified to the satisfaction of Insurer and shall notify Insurer if any Agent or Representative ceases to be an employee of Agency or ceases to maintain the proper licensing required for the sale of Traditional Life Insurance Policies. All parties shall be liable for their own negligence and misconduct under this paragraph.

     (b)  AGENT  INSURANCE  COMPLIANCE.  Agency,  prior to  allowing  Agents  or
          Representatives to solicit for sales or sell Traditional Life Insurance Policies, shall require such agents to be validly insurance licensed, registered and appointed by Insurer as a life insurance agent in accordance with the jurisdictional requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

          Agency shall assist Insurer in the appointment of Agents and Representatives under the applicable insurance laws to sell Traditional Life Insurance Policies. Agency shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its duly appointed agent by Agency. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Agent or Representative as an insurance agent of Insurer.

     (c) SALES PROMOTION MATERIAL AND ADVERTISING. Agency shall be provided, without any expense to Agency, such sales promotion and advertising materials as Insurer determines is necessary or desirable for use in connection with sales of Traditional Life Insurance Policies.

          NO SALES PROMOTION MATERIALS OR ANY ADVERTISING RELATING TO TRADITIONAL LIFE INSURANCE POLICIES, INCLUDING WITHOUT LIMITATION GENERIC ADVERTISING MATERIAL WHICH DOES NOT REFER TO INSURER BY NAME, SHALL BE USED BY AGENCY UNLESS THE SPECIFIC ITEM HAS BEEN APPROVED IN WRITING BY INSURER PRIOR TO SUCH USE.

          In addition, Agency shall not print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

          Upon termination of this Agreement, all sales promotion material, advertising, circulars, documents and software relating to the sales of Traditional Life Insurance Policies shall be promptly turned over to Insurer free from any claim or retention of rights by the Agency.

          In accordance with the requirements of the laws of the several states, Agency shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments other regulatory agencies which have regulatory authority over Insurer. Agency holds Insurer and its affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

     (d) SECURING APPLICATIONS. All applications for Traditional Life Insurance Policies shall be made on application forms supplied by Insurer and all payments collected by Agency or any Agent, Broker-Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Agency shall review all such applications for accuracy and completeness. Checks or money orders in payment on any such Traditional Life Insurance Policy shall be drawn to the order of ReliaStar Bankers Security Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Agency shall not be disclosed or used except as expressly authorized herein, and Agency will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.

     (e) COLLECTION OF PURCHASE PAYMENTS. Agency agrees that all money or other consideration tendered with or in respect of any application for a Traditional Life Insurance Policy and the Traditional Life Insurance Policy when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Agency.

     (f) POLICY DELIVERY. Insurer may, upon written request of Agency, transmit Traditional Life Insurance Policies to Agency or Broker-Dealer for delivery to Policyowners. Agency and Broker-Dealer hereby agree to deliver all such Traditional Life Insurance Policies to Policyowners within ten (10) days of their receipt by Agency or Broker-Dealer from Insurer. Agency and Broker-Dealer agree to indemnify and hold harmless Insurer for any and all losses caused by Agency's or Broker-Dealer's failure to perform the undertakings described in this paragraph. Agency and Broker-Dealer hereby authorize Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Agency or Broker-Dealer by Insurer.

5.   COMPENSATION

     (a) VARIABLE CONTRACTS. Insurer, on behalf of General Distributor, shall pay a dealer concession to Broker-Dealer on all sales of Variable Contracts through such Representatives, in accordance with the form of Compensation Schedule A attached hereto, which is in effect when purchase payment on such Variable Contracts are received by Insurer. Dealer concessions will be paid as a percentage of premiums received in cash or other legal tender and accepted by Insurer on applications obtained by Broker-Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

          Insurer will pay all such Compensation to and in the name of Broker-Dealer. Broker-Dealer agrees to hold Insurer and General Distributor harmless from all claims of its Representatives for compensation in respect of such Representative's sales of Variable Contracts.

     (b) TRADITIONAL LIFE INSURANCE POLICIES. Insurer shall pay commissions to Broker-Dealer on all sales of Traditional Life Insurance Policies through Agents and Representatives in accordance with the form of Compensation Schedule A attached hereto, which is in effect when purchase payments on such Traditional Life Insurance Policies are received by Insurer. Commissions will be paid as a percentage of premiums received in cash or other legal tender and accepted by insurer on applications obtained by Agency's Agents or Broker-Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

          Insurer will pay all such Compensation to and in the name of Broker-Dealer. Agency hereby assigns to Broker-Dealer all compensation which would otherwise be paid to Agency in respect of Representative's and Agent's sales of Traditional Life Insurance Policies. Agency agrees to hold Insurer harmless from all claims Agents or
          Representatives have for compensation in respect of Agent's or Representative's sales of Traditional Life Insurance Policies.

     (c) COMMISSION STATEMENTS. Broker-Dealer will be provided with copies of its Representatives' commission statements together with Broker-Dealer's own commission statements for each commission payment period in which commissions are payable. Broker-Dealer agrees that, except as to clerical errors and material undisclosed facts, if any, such statements constitutes a complete and accurate statement of the commission account unless written notice is provided to Insurer within 120 days after the date of the statement, which notice specifically sets forth the objections or exceptions thereto.

     (d)  COMPENSATION  SCHEDULES.   The  initial  Compensation  Schedule  A  is
          attached.

          Insurer and General Distributor reserve the right to change, amend, or cancel any Compensation Schedule as to business produced after such change by mailing notice of such change in the form of a new Compensation Schedule to Broker-Dealer. Such change shall be effective, unless otherwise specified, ten (10) days after the notice is mailed.

     (e) RIGHTS OF REJECTION AND SETTLEMENT. Insurer reserves the right to reject any and all applications and collections submitted, to discontinue writing any form of policy, to take possession of and cancel any policy and return the premium or any part of it, and to make any compromise settlement in respect of a policy. Broker-Dealer will not be entitled to receive or retain any compensation on premiums or parts of premiums Insurer does not receive and retain because of such rejection, discontinuance, cancellation, or compromise settlement. If compensation has been paid to which Broker-Dealer is not entitled, any amount credited will be charged back, and if the account balance is insufficient to cover the credited amount, Broker-Dealer as applicable agrees to promptly repay the credited amount.

6.   TERMINATION

     This Agreement may be terminated,  without cause,  by any party upon thirty
     (30) days prior written notice; and may be terminated, for failure to perform satisfactorily or other cause, by any party immediately; and shall be terminated if Broker-Dealer ceases to be registered as a Broker-Dealer under the Securities Exchange Act of 1934 and a member of the NASD or, if Agency ceases to maintain its insurance agent license(s) in good standing in the jurisdictions in which it conducts business.

7.   ARBITRATION

     Any dispute, claim or controversy arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the NASD's arbitration facilities. If the subject matter of the dispute, claim or controversy is not within the scope of matters which may arbitrated through the NASD arbitration facilities, then such dispute, claim or controversy shall, upon the written request of any party, be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of the written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance companies not under the control of any party to this Agreement. Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the third arbitrator. The arbitration shall be held in Minneapolis, Minnesota at the times agreed upon by the arbitrators. The decision in writing of any two arbitrators, when filed with the parties hereto shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

8.   GENERAL PROVISIONS

     (a) ADDITIONS, AMENDMENTS, MODIFICATIONS & WAIVERS. This Agreement shall not be effective until approved by Insurer and General Distributor. Insurer and General Distributor reserve the right to amend this Agreement at any time, and the submission of an application by either Broker-Dealer or Agency after notice of any such amendment has been sent shall constitute Broker-Dealer's or Agency's, as applicable, agreement to any such amendment. No additions, amendments or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by one of Insurer's duly authorized officers. In addition, no approved waiver of any default, or failure of performance by Broker-Dealer or Agency will affect Insurer's or General Distributor's rights with respect to any later default or failure of performance.

     (b) INDEPENDENT CONTRACTOR RELATIONSHIP. This Agreement does not create the relationship of employer and employee between the parties to this Agreement. Insurer and General Distributor are independent contractors with respect to Broker-Dealer, its Representatives, Agency and its Agents.

     (c) ASSIGNMENTS. Neither Broker-Dealer nor Agency will assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the Insurer and General Distributor.

     (d) SERVICE OF PROCESS. If Broker-Dealer or Agency receives or is served with any notice or other paper concerning any legal action against Insurer or General Distributor, Broker-Dealer or Agency agrees to notify Insurer immediately (in any event not later than the first business day after receipt) by telephone and transmit any papers that are served or received by facsimile to (612) 342-7531 and by overnight mail to Insurer's Office of General Counsel.

     (e) SEVERABILITY. It is understood and agreed by the parties to this Agreement that if any part, term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining portions or provisions will not be affected, and the parties' rights and obligations will be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

     (f) GOVERNING LAW. It is agreed by the parties to this Agreement that the Agreement and all of its provisions will be governed by the laws of the State of Minnesota.

     (g) LIMITATIONS. No party other than Insurer shall have the authority on behalf of Insurer to make, alter, or discharge any policy, contract, or certificate issued by insurer, to waive any forfeiture or to grant, permit, nor extend the time for making any payments nor to guarantee earnings or rates, nor to alter the forms which Insurer may prescribe or substitute other forms in place of those prescribed by Insurer, nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer, nor to open any bank account in the full legal name of Insurer, any derivation thereof or any tradename thereof.

9.   TERRITORY

     Broker-Dealer's territory is limited geographically to those jurisdictions in which the Variable Contracts may lawfully be offered, provided that Broker-Dealer's right to solicit sales of and to sell the Variable Contracts in such jurisdictions is not exclusive.

     Agency's territory is limited geographically to those jurisdictions in which the Traditional Life Insurance policies may be lawfully be offered, provided that Agency's and Broker-Dealer's right to solicit sales of and to sell the Traditional Life Insurance Policies in such territory is not exclusive.

10.  EFFECTIVE DATE

This Agreement shall be effective ________________, 199__.

     IN WITNESS WHEREOF, we set our hands this ____ day of _________________, 199__.


INSURER:

RELIASTAR BANKERS SECURITY LIFE
INSURANCE COMPANY


By: ________________________________

Title: _____________________________


GENERAL DISTRIBUTOR:

WASHINGTON SQUARE SECURITIES, INC.


By: ________________________________

Title: _____________________________



BROKER-DEALER:

____________________________________


By: ________________________________

Title: _____________________________


AGENCY:

____________________________________


By: ________________________________

Title: _____________________________


                                                                             "C"

                     BROKER-DEALER AGENCY SELLING AGREEMENT
                             FOR VARIABLE CONTRACTS

         This Agreement is made among the following three parties:

         1. RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY 1000 Woodbury Road, Suite 102
                  Woodbury, New York 11797
                  a New York domiciled stock life insurance company (hereinafter "INSURER"); and,

         2.       WASHINGTON SQUARE SECURITIES, INC.
                  20 Washington Avenue South
                  Minneapolis, Minnesota 55401-1900
                  an affiliate of Insurer, registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") (hereinafter "GENERAL DISTRIBUTOR"); and,

         3.       ______________________________

                  ______________________________
                  Street
                  ______________________________
                  City  State   ZIP
                  registered as a broker-dealer with the SEC and a member of the
                  NASD  and  licensed  as  an  insurance   agency   (hereinafter
                  "BROKER-DEALER").

                                    RECITALS:

     WHEREAS, Broker-Dealer is licensed as an insurance agency in order to satisfy state insurance law requirements with respect to the sale of variable insurance products which are registered securities with the SEC.

     WHEREAS, the parties wish to enter into an agreement for the distribution of Variable Contracts by Broker-Dealer; and

     WHEREAS, Insurer has appointed General Distributor as principal underwriter and distributor (as those terms are defined by the Investment Company Act of 1940) of the Variable Contracts and has authorized General Distributor to enter into selling agreements with registered broker-dealers for the solicitation and sale of Variable Contracts; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer's registered representatives who are licensed as life insurance/variable contract agents in appropriate jurisdictions ("Representatives") solicit and sell Variable Contracts and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Variable Contracts.

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties now agree as follows:

1.   VARIABLE CONTRACTS

In this Agreement, the words "Variable Contract" shall mean those variable life insurance policies and variable annuity contracts identified in Section 1 of the Compensation Schedule attached hereto, and as may hereafter be amended.

Insurer may in its sole discretion and without notice to Broker-Dealer, suspend sales of any Variable Contracts or amend any policies or contracts evidencing such Variable Contracts if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker-Dealer prior to suspending sales of any Variable Contracts or amending any policies or contracts evidencing such Variable Contracts.

Insurer may issue and propose additional or successor products, in which event Broker-Dealer will be informed of the product and its related Commission Schedule. If Broker-Dealer does not agree to distribute such product(s), it must notify Insurer in writing within 30 days of receipt of the Commission Schedule for such product(s). If Broker-Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Commission Schedule,
Broker-Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Commission Schedule which shall be attached to and made a part of this Agreement.

2.   AGENCY APPOINTMENT

     On  the   effective   date,   Insurer  and  General   Distributor   appoint
Broker-Dealer and Broker-Dealer accepts the appointment to solicit sales of and to sell Variable Contracts, pursuant to the terms of this Agreement.

3.   DUTIES OF BROKER-DEALER

     (a) SUPERVISION OF REPRESENTATIVES. Broker-Dealer shall have full responsibility for the training and supervision of all Representatives who are engaged directly or indirectly in the offer or sale of the Variable Contracts, and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities regulated activities in connection with the Variable Contracts. Broker-Dealer will cause the Representatives to be trained in the sale of the Variable Contracts, will cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Variable Contracts; will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Variable Contracts; and will cause such Representatives to limit solicitation of applications for the Variable Contracts to jurisdictions where Insurer has authorized such solicitation. Broker-Dealer shall cause such Representatives'
          qualifications to be certified to the satisfaction of General Distributor and shall notify General Distributor if any Representative ceases to be a registered representative of Broker-Dealer or ceases to maintain the proper licensing required for the sale of the Variable Contracts. All parties shall be liable for their own negligence and misconduct under this paragraph.

     (b) REPRESENTATIVES INSURANCE COMPLIANCE. Broker-Dealer, prior to allowing its Representatives to solicit for sales or sell the Variable Contracts, shall require such representatives to be validly insurance licensed, registered and appointed by Insurer as a variable contract/life insurance agent in accordance with the jurisdictional requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

          Broker-Dealer shall assist Insurer in the appointment of Representatives under the applicable insurance laws to sell Variable Contracts. Broker-Dealer shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its designee by Broker-Dealer. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of Insurer.

     (c)  COMPLIANCE  WITH NASD RULES OF FAIR  PRACTICE  AND  FEDERAL  AND STATE
          SECURITIES LAWS. Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and all other applicable federal and state laws. In addition, Broker-Dealer will establish and maintain such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives as required by applicable law or regulation. Upon request by General Distributor, Broker-Dealer shall furnish such records as may be necessary to establish such diligent supervision.

     (d) NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE. In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall advise General Distributor of this fact and shall immediately notify such Representative that he or she is no longer authorized to sell the Variable Contracts and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to such contracts and policies.

     (e) PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING. Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Variable Contracts and such other supplementary sales material as General Distributor determines is necessary or desirable for use in connection with sales of the Variable Contracts.

          NO SALES PROMOTION MATERIALS OR ANY ADVERTISING RELATING TO THE VARIABLE CONTRACTS, INCLUDING WITHOUT LIMITATION GENERIC ADVERTISING MATERIAL WHICH DOES NOT REFER TO INSURER BY NAME, SHALL BE USED BY BROKER-DEALER UNLESS THE SPECIFIC ITEM HAS BEEN APPROVED IN WRITING BY GENERAL DISTRIBUTOR PRIOR TO SUCH USE.

          In addition, Broker-Dealer shall not print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

          Upon termination of this Agreement, all prospectuses, sales promotion material, advertising, circulars, documents and software relating to the sales of Insurer's contracts shall be promptly turned over to Insurer free from any claim or retention of rights by the Broker-Dealer.

          Insurer represents that the prospectus and registration statement relating to the Variable Contracts contain no untrue statements of material fact or omission to state material fact, the omission of which makes any statement contained in the prospectus and registration statement misleading. Insurer agrees to indemnify Broker-Dealer from and against any claims, liabilities and expenses which may be incurred under the Securities Act of 1933, the Investment Company Act of 1940, common law or otherwise arising out of a breach of the agreement in this paragraph.

          Broker-Dealer agrees to hold harmless and indemnify Insurer and General Distributor against any and all claims, liabilities and expenses which Insurer or General Distributor may incur from liabilities arising out of or based upon any alleged or untrue statement other than statements contained in the registration statement, prospectus or approved sales material of any Variable Contract.

          In accordance with the requirements of the laws of the several states, Broker-Dealer shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agencies, including the SEC, which have regulatory authority over Insurer or General Distributor. Broker-Dealer holds Insurer, General Distributor and their affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved by Insurer in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

     (f) SECURING APPLICATIONS. All applications for Variable Contracts shall be made on application forms supplied by Insurer and all payments collected by Broker-Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Broker-Dealer shall review all such applications for accuracy and completeness. Checks or money orders in payment on any such Variable Contract shall be drawn to the order of "ReliaStar Bankers Security Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Broker-Dealer shall not be disclosed or used except as expressly authorized herein, and Broker-Dealer will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.

     (g) COLLECTION OF PURCHASE PAYMENTS. Broker-Dealer agrees that all money or other consideration tendered with or in respect of any application for a Variable Contract and the Variable Contract when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer.

     (h) POLICY DELIVERY. Insurer will transmit Variable Contracts to Broker-Dealer for delivery to Policyowners. Broker-Dealer hereby agrees to deliver all such Variable Contracts to Policyowners within ten (10) days of their receipt by Broker-Dealer from Insurer. Broker-Dealer agrees to indemnify and hold harmless Insurer for any and all losses caused by Broker-Dealer's failure to perform the undertakings described in this paragraph. Broker-Dealer hereby authorizes Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Broker-Dealer by Insurer.

     (i) FIDELITY BOND. Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Insurer's agents for state insurance law purposes or who have access to funds of Insurer, including but not limited to funds submitted with applications for the Variable Contracts, or funds being returned to owners, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Rules of Fair Practice. Insurer may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Insurer of any notice of cancellation or change of coverage.

          Broker-Dealer assigns any proceeds received from the fidelity bonding company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Insurer such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Insurer from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

4.   COMPENSATION

     (a) VARIABLE CONTRACTS. Insurer, on behalf of General Distributor, shall pay a dealer concession to Broker-Dealer on all sales of Variable Contracts through its Representatives, in accordance with the form of the Compensation Schedule attached hereto, which is in effect when purchase payment on such Variable Contracts are received by Insurer. Dealer concessions will be paid as a percentage of premiums received in cash or other legal tender and accepted by Insurer on applications obtained by Broker-Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

          Insurer will pay all such Compensation to the Broker-Dealer. Broker-Dealer agrees to hold Insurer and General Distributor harmless from all claims of its Representatives for compensation in respect of Representative's sales of Variable Contracts.

     (b) COMMISSION STATEMENTS. Broker-Dealer will be provided with copies of its Representatives' commission statements together with Broker-Dealer's own commission statement for each commission payment period in which commissions are payable. Broker-Dealer agrees that, except as to clerical errors and material undisclosed facts, if any, such statements constitutes a complete and accurate statement of the commission account unless written notice is provided to Insurer within 120 days after the date of the statement, which notice specifically sets forth the objections or exceptions thereto.

     (c) COMPENSATION SCHEDULES. The initial Compensation Schedule is attached. Insurer and General Distributor reserve the right to change, amend, or cancel any Compensation Schedule as to business produced after such change by mailing notice of such change in the form of a new Compensation Schedule to Broker-Dealer. Such change shall be effective, unless otherwise specified, ten (10) days after the notice is mailed.

     (d) RIGHTS OF REJECTION AND SETTLEMENT. Insurer reserves the right to reject any and all applications and collections submitted, to discontinue writing any form of policy, to take possession of and cancel any policy and return the premium or any part of it, and to make any compromise settlement in respect of a policy. Broker-Dealer will not be entitled to receive or retain any compensation on premiums or parts of premiums Insurer does not receive and retain because of such rejection, discontinuance, cancellation, or compromise settlement. If compensation has been paid to which Broker-Dealer is not entitled, any amount credited will be charged back, and if the account balance is insufficient to cover the credited amount, Broker-Dealer as applicable agrees to promptly repay the credited amount.

5.   TERMINATION

This Agreement may be terminated, without cause, by any party upon thirty (30) days prior written notice; and may be terminated, for failure to perform satisfactorily or other cause, by any party immediately; and shall be terminated if Broker-Dealer ceases to be registered as a Broker-Dealer under the Securities Exchange Act of 1934 and a member of the NASD or, if Broker-Dealer ceases to maintain its insurance agent license(s) in good standing in the jurisdictions in which it conducts business.

6.   ARBITRATION

Any dispute, claim or controversy arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the NASD's arbitration facilities. If the subject matter of the dispute, claim or controversy is not within the scope of matters which may arbitrated through the NASD arbitration facilities, then such dispute, claim or controversy shall, upon the written request of any party, be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of the written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance companies not under the control of any party to this Agreement. Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the third arbitrator. The arbitration shall be held in Minneapolis, Minnesota at the times agreed upon by the arbitrators. The decision in writing of any two arbitrators, when filed with the parties hereto shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

7.   GENERAL PROVISIONS

     (a) ADDITIONS, AMENDMENTS, MODIFICATIONS & WAIVERS. This Agreement shall not be effective until approved by Insurer and General Distributor. Insurer and General Distributor reserve the right to amend this Agreement at any time, and the submission of an application for the purchase of a Variable Contract by Broker-Dealer after notice of any such amendment has been sent shall constitute Broker-Dealer's agreement to any such amendment. No additions, amendments or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by one of Insurer's duly authorized officers. In addition, no approved waiver of any default, or failure of performance by Broker-Dealer will affect Insurer's or General Distributor's rights with respect to any later default or failure of performance.

     (b) INDEPENDENT CONTRACTOR RELATIONSHIP. This Agreement does not create the relationship of employer and employee between the parties to this Agreement. Insurer and General Distributor are independent contractors with respect to Broker-Dealer and its Representatives.

     (c) ASSIGNMENTS. Broker-Dealer will not assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the Insurer and General Distributor.

     (d) SERVICE OF PROCESS. If Broker-Dealer receives or is served with any notice or other paper concerning any legal action against Insurer or General Distributor, Broker-Dealer agrees to notify Insurer immediately (in any event not later than the first business day after receipt) by telephone and further agrees to transmit any papers that are served or received by facsimile to (612) 342-7531 and by overnight mail to Insurer's Office of General Counsel.

     (e) SEVERABILITY. It is understood and agreed by the parties to this Agreement that if any part, term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining portions or provisions will not be affected, and the parties' rights and obligations will be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

     (f) GOVERNING LAW. It is agreed by the parties to this Agreement that the Agreement and all of its provisions will be governed by the laws of the State of Minnesota.

     (g) LIMITATIONS. No party other than Insurer shall have the authority on behalf of Insurer to make, alter, or discharge any policy, contract, or certificate issued by Insurer, to waive any forfeiture or to grant, permit, nor extend the time for making any payments nor to guarantee earnings or rates, nor to alter the forms which Insurer may prescribe or substitute other forms in place of those prescribed by Insurer, nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer, nor to open any bank account in the full legal name of Insurer, any derivation thereof or any tradename thereof.

8.   TERRITORY

Broker-Dealer's territory is limited geographically to those jurisdictions in which the Variable Contracts may lawfully be offered, provided that Broker-Dealer's right to solicit sales of and to sell the Variable Contracts in such jurisdictions is not exclusive.

9.   EFFECTIVE DATE

This Agreement shall be effective ________________, 199__.

     IN WITNESS WHEREOF, we set our hands this ____ day of _________________, 199__.


INSURER:

RELIASTAR BANKERS SECURITY LIFE
INSURANCE COMPANY


By: ________________________________

Title: _____________________________


GENERAL DISTRIBUTOR:

WASHINGTON SQUARE SECURITIES, INC.


By: ________________________________

Title: _____________________________


BROKER-DEALER:

____________________________________


By: ________________________________

Title: _____________________________



                                                                             "D"

                     BROKER-DEALER AGENCY SELLING AGREEMENT
                             FOR VARIABLE CONTRACTS


This Agreement is made among the following four parties:

         1. RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY 1000 Woodbury Road, Suite 102
                  Woodbury, New York 11797
                  a New York domiciled stock life insurance company (hereinafter "INSURER"); and,

         2.       WASHINGTON SQUARE SECURITIES, INC.
                  20 Washington Avenue South
                  Minneapolis, Minnesota 55401-1900
                  an affiliate of Insurer, registered as a broker-dealer with the Securities and Exchange Commission ("SEC") and a member of the National Association of Securities Dealers, Inc. ("NASD") (hereinafter "GENERAL DISTRIBUTOR"); and,

         3.       ______________________________________

                  ______________________________________
                  Street
                  ______________________________________
                  City              State            ZIP
                  registered as a broker-dealer with the SEC and a member of the NASD (hereinafter "BROKER-DEALER"); and,

         4.       ______________________________________

                  ______________________________________
                  Street
                  ______________________________________
                  City             State             ZIP
                  an affiliate of Broker-Dealer and a licensed insurance agency (hereinafter "AGENCY").

                                    RECITALS:

     WHEREAS, Broker-Dealer has become affiliated with Agency in order to satisfy state insurance law requirements with respect to the sale of variable insurance products which are registered securities with the SEC.

     WHEREAS, the parties wish to enter into an agreement for the distribution of Variable Contracts by Broker-Dealer and Agency; and

     WHEREAS, Insurer has appointed General Distributor as principal underwriter and distributor (as those terms are defined by the Investment Company Act of 1940) of the Variable Contracts and has authorized General Distributor to enter into selling agreements with registered broker-dealers for the solicitation and sale of Variable Contracts; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer's registered representatives who are affiliated with Agency and who are licensed as life insurance/variable contract agents in appropriate jurisdictions ("Representatives") solicit and sell Variable Contracts; and,

     WHEREAS, Insurer and General Distributor propose to have Broker-Dealer provide certain supervisory and administrative services as hereinafter described with respect to the solicitation and sales of Variable Contracts; and,

     NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties now agree as follows:

1.   VARIABLE CONTRACTS

In this Agreement, The words "Variable Contract" shall mean those variable life insurance policies and variable annuity contracts identified in Section 1 of the Compensation Schedule attached hereto, and as may hereafter be amended.

Insurer may in its sole discretion and without notice to Broker-Dealer, suspend sales of any Variable Contracts or amend any policies or contracts evidencing such Variable Contracts if, in Insurer's opinion, such suspension or amendment is: (1) necessary for compliance with federal, state, or local laws, regulations, or administrative order(s); or, (2) necessary to prevent administrative or financial hardship to Insurer. In all other situations, Insurer shall provide 30 days notice to Broker-Dealer prior to suspending sales of any Variable Contracts or amending any policies or contracts evidencing such Variable Contracts.

Insurer may issue and propose additional or successor products, in which event Broker-Dealer will be informed of the product and its related Commission Schedule. If Broker-Dealer does not agree to distribute such product (s), it must notify Insurer in writing within 30 days of receipt of the Commission Schedule for such product(s). If Broker-Dealer does not indicate disapproval of the new product(s) or the terms contained in the related Commission Schedule, Broker-Dealer will be deemed to have thereby agreed to distribute such product(s) and agreed to the related Commission Schedule which shall be attached to and made a part of this Agreement.

2.   AGENCY APPOINTMENTS

On the effective date, Insurer and General Distributor appoint Broker-Dealer and its affiliated Agency and Broker-Dealer and Agency accept the appointment to solicit sales of and to sell Variable Contracts only, pursuant to the terms of this Agreement.

3.   DUTIES OF BROKER-DEALER

     (a) SUPERVISION OF REPRESENTATIVES. Broker-Dealer shall have full responsibility for the training and supervision of all Representatives who are engaged directly or indirectly in the offer or sale of the Variable Contracts, and all such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities regulated activities in connection with the Variable Contracts. Broker-Dealer will cause the Representatives to be trained in the sale of the Variable Contracts, will cause such Representatives to qualify under applicable federal and state laws to engage in the sale of the Variable Contracts; will cause such Representatives to be registered representatives of Broker-Dealer before such Representatives engage in the solicitation of applications for the Variable Contracts; and will cause such Representatives to limit solicitation of applications for the Variable Contracts to jurisdictions where Insurer has authorized such solicitation. Broker-Dealer shall cause such Representatives'
          qualifications to be certified to the satisfaction of General Distributor and shall notify General Distributor if any Representative ceases to be a registered representative of Broker-Dealer or ceases to maintain the proper licensing required for the sale of the Variable Contracts. All parties shall be liable for their own negligence and misconduct under this paragraph.

     (b) REPRESENTATIVES INSURANCE COMPLIANCE. Broker-Dealer, prior to allowing its Representatives to solicit for sales or sell the Variable Contracts, shall require such representatives to be validly insurance licensed, registered and appointed by Insurer as a variable contract agent in accordance with the jurisdictional requirements of the place where the solicitations and sales take place as well as the solicited person's or entity's place of residence.

          Broker-Dealer and Agency shall assist Insurer in the appointment of Representatives under the applicable insurance laws to sell the Variable Contracts. Broker-Dealer shall fulfill all Insurer requirements in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of Insurer. All such licensing/appointment papers shall be submitted to Insurer or its designee by Broker-Dealer. Notwithstanding such submission, Insurer shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of Insurer.

     (c)  COMPLIANCE  WITH NASD RULES OF FAIR  PRACTICE  AND  FEDERAL  AND STATE
          SECURITIES LAWS. Broker-Dealer shall fully comply with the requirements of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and all other applicable federal and state laws. In addition, Broker-Dealer will establish and maintain such rules and procedures as may be necessary to cause diligent supervision of the securities activities of the Representatives as required by applicable law or regulation. Upon request by General Distributor, Broker-Dealer shall furnish such records as may be necessary to establish such diligent supervision.

     (d) NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE. In the event a Representative fails or refuses to submit to supervision of Broker-Dealer or otherwise fails to meet the rules and standards imposed by Broker-Dealer on its Representatives, Broker-Dealer shall advise General Distributor of this fact and shall immediately notify such Representative that he or she is no longer authorized to sell the Variable Contracts and Broker-Dealer shall take whatever additional action may be necessary to terminate the sales activities of such Representative relating to the Variable Contracts.

     (e) PROSPECTUSES, SALES PROMOTION MATERIAL AND ADVERTISING. Broker-Dealer shall be provided, without any expense to Broker-Dealer, with prospectuses relating to the Variable Contracts and such other supplementary sales material as General Distributor determines is necessary or desirable for use in connection with sales of the Variable Contracts.

          NO SALES PROMOTION MATERIALS OR ANY ADVERTISING RELATING TO THE VARIABLE CONTRACTS, INCLUDING WITHOUT LIMITATION GENERIC ADVERTISING MATERIAL WHICH DOES NOT REFER TO INSURER BY NAME, SHALL BE USED BY BROKER-DEALER OR AGENCY UNLESS THE SPECIFIC ITEM HAS BEEN APPROVED IN WRITING BY GENERAL DISTRIBUTOR PRIOR TO SUCH USE.

          In addition, neither Broker-Dealer nor Agency shall print, publish or distribute any advertisement, circular or any document relating to Insurer unless such advertisement, circular or document shall have been approved in writing by Insurer prior to such use.

          Upon termination of this Agreement, all prospectuses, sales promotion material, advertising, circulars, documents and software relating to the sales of the Variable Contracts shall be promptly turned over to Insurer free from any claim or retention of rights by the Broker-Dealer or Agency.

          Insurer represents that the prospectus and registration statement relating to the Variable Contracts contain no untrue statements of material fact or omission to state material fact, the omission of which makes any statement contained in the prospectus and registration statement misleading. Insurer agrees to indemnify Broker-Dealer from and against any claims, liabilities and expenses which may be incurred under the Securities Act of 1933, the Investment Company Act of 1940, common law or otherwise arising out of a breach of the agreement in this paragraph.

          Broker-Dealer and Agency agree to hold harmless and indemnify Insurer and General Distributor against any and all claims, liabilities and expenses which Insurer or General Distributor may incur from liabilities arising out of or based upon any alleged or untrue statement other than statements contained in the registration statement, prospectus or approved sales material of any Variable Contract.

          In accordance with the requirements of the laws of the several states, Broker-Dealer and Agency shall maintain complete records indicating the manner and extent of distribution of any such solicitation material, shall make such records and files available to staff of Insurer or its designated agent in field inspections and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agencies, including the SEC, which have regulatory authority over Insurer or General Distributor. Broker-Dealer and Agency, jointly and severally hold Insurer, General Distributor and their affiliates harmless from any liability arising from the use of any material which either (a) has not been specifically approved in writing, or (b) although previously approved, has been disapproved, in writing, for further use.

     (f) SECURING APPLICATIONS. All applications for Variable Contracts shall be made on application forms supplied by Insurer and all payments collected by Broker-Dealer or any Representative thereof shall be remitted promptly in full, together with such application forms and any other required documentation, directly to Insurer at the address indicated on such application or to such other address as Insurer may, from time-to-time, designate in writing. Broker-Dealer shall review all such applications for accuracy and completeness. Checks or money orders in payment on any such Variable Contract shall be drawn to the order of "ReliaStar Bankers Security Life Insurance Company." All applications are subject to acceptance or rejection by Insurer at its sole discretion. All records or information obtained hereunder by Broker-Dealer shall not be disclosed or used except as expressly authorized herein, and Broker-Dealer will keep such records and information confidential, to be disclosed only as authorized or if expressly required by federal or state regulatory authorities.

     (g) COLLECTION OF PURCHASE PAYMENTS. Broker-Dealer agrees that all money or other consideration tendered with or in respect of any application for a Variable Contract and the Variable Contract when issued is the property of Insurer and shall be promptly remitted in full to Insurer without deduction or offset for any reason, including by way of example but not limitation, any deduction or offset for compensation claimed by Broker-Dealer.

     (h) POLICY DELIVERY. Insurer will transmit Variable Contracts to Broker-Dealer for delivery to Policyowners. Broker-Dealer hereby agrees to deliver all such Variable Contracts to Policyowners within ten (10) days of their receipt by Broker-Dealer from Insurer. Broker-Dealer agrees to indemnify and hold harmless Insurer for any and all losses caused by Broker-Dealer's failure to perform the undertakings described in this paragraph. Broker-Dealer hereby authorizes Insurer to set off any amount it owes Insurer under this paragraph against any and all amounts otherwise payable to Broker-Dealer by Insurer.

     (i) FIDELITY BOND. Broker-Dealer represents that all directors, officers, employees and Representatives of Broker-Dealer who are licensed pursuant to this Agreement as Insurer's agents for state insurance law purposes or who have access to funds of Insurer, including but not limited to funds submitted with applications for the Variable Contracts or funds being returned to owners, are and shall be covered by a blanket fidelity bond, including coverage for larceny and embezzlement, issued by a reputable bonding company. This bond shall be maintained by Broker-Dealer at Broker-Dealer's expense. Such bond shall be, at least, of the form, type and amount required under the NASD Rules of Fair Practice. Insurer may require evidence, satisfactory to it, that such coverage is in force and Broker-Dealer shall give prompt written notice to Insurer of any notice of cancellation or change of coverage.

          Broker-Dealer assigns any proceeds received from the fidelity bonding company to Insurer to the extent of Insurer's loss due to activities covered by the bond. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Insurer such amount on demand and Broker-Dealer hereby indemnifies and holds harmless Insurer from any such deficiency and from the costs of collection thereof (including reasonable attorneys' fees).

4.   COMPENSATION

     (a) VARIABLE CONTRACTS. Insurer, on behalf of General Distributor, shall pay a dealer concession to Broker-Dealer on all sales of Variable Contracts through such Representatives, in accordance with the form of the Compensation Schedule attached hereto, which is in effect when purchase payment on such Variable Contracts are received by Insurer. Dealer concessions will be paid as a percentage of premiums received in cash or other legal tender and accepted by Insurer on applications obtained by Broker-Dealer's Representatives unless otherwise indicated in Compensation Schedule A. Upon termination of this Agreement, all compensation payable hereunder shall cease; however, Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due Insurer hereunder.

          Insurer will pay all such Compensation to and in the name of Broker-Dealer or its affiliated Agency. Broker-Dealer agrees to hold Insurer and General Distributor harmless from all claims of its Representatives for compensation in respect of such Representative's sales of Variable Contracts.

     (b) COMMISSION STATEMENTS. Broker-Dealer will be provided with copies of its Representatives' commission statements together with Broker-Dealer's own commission statements for each commission payment period in which commissions are payable. Broker-Dealer agrees that, except as to clerical errors and material undisclosed facts, if any, such statements constitutes a complete and accurate statement of the commission account unless written notice is provided to Insurer within 120 days after the date of the statement, which notice specifically sets forth the objections or exceptions thereto.

     (c)  COMPENSATION SCHEDULES. The initial Compensation Schedule is attached.

          Insurer and General Distributor reserve the right to change, amend, or cancel any Compensation Schedule as to business produced after such change by mailing notice of such change in the form of a new Compensation Schedule to Broker-Dealer. Such change shall be effective, unless otherwise specified, ten (10) days after the notice is mailed.

     (d) RIGHTS OF REJECTION AND SETTLEMENT. Insurer reserves the right to reject any and all applications and collections submitted, to discontinue writing any form of policy, to take possession of and cancel any policy and return the premium or any part of it, and to make any compromise settlement in respect of a policy. Broker-Dealer will not be entitled to receive or retain any compensation on premiums or parts of premiums Insurer does not receive and retain because of such rejection, discontinuance, cancellation, or compromise settlement. If compensation has been paid to which Broker-Dealer is not entitled, any amount credited will be charged back, and if the account balance is insufficient to cover the credited amount, Broker-Dealer as applicable agrees to promptly repay the credited amount.

5.   TERMINATION

This Agreement may be terminated, without cause, by any party upon thirty (30) days prior written notice; and may be terminated, for failure to perform satisfactorily or other cause, by any party immediately; and shall be terminated if Broker-Dealer ceases to be registered as a Broker-Dealer under the Securities Exchange Act of 1934 and a member of the NASD or, if Agency ceases to maintain its insurance agent license(s) in good standing in the jurisdictions in which it conducts business.

6.   ARBITRATION

Any dispute, claim or controversy arising out of or in connection with this Agreement shall be submitted to arbitration pursuant to the NASD's arbitration facilities. If the subject matter of the dispute, claim or controversy is not within the scope of matters which may arbitrated through the NASD arbitration facilities, then such dispute, claim or controversy shall, upon the written request of any party, be submitted to three arbitrators, one to be chosen by each party, and the third by the two so chosen. If either party refuses or neglects to appoint an arbitrator within thirty (30) days after the receipt of the written notice from the other party requesting it to do so, the requesting party may appoint two arbitrators. If the two arbitrators fail to agree in the selection of a third arbitrator within thirty (30) days of their appointment, each of them shall name two, of whom the other shall decline one and the decision shall be made by drawing lots. All arbitrators shall be active or retired executive officers of insurance companies not under the control of any party to this Agreement. Each party shall submit its case to the arbitrators within thirty (30) days of the appointment of the third arbitrator. The arbitration shall be held in Minneapolis, Minnesota at the times agreed upon by the arbitrators. The decision in writing of any two arbitrators, when filed with the parties hereto shall be final and binding on both parties. Judgment may be entered upon the final decision of the arbitrators in any court having jurisdiction. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and of the arbitration.

7.   GENERAL PROVISIONS

     (a) ADDITIONS, AMENDMENTS, MODIFICATIONS & WAIVERS. This Agreement shall not be effective until approved by Insurer and General Distributor. Insurer and General Distributor reserve the right to amend this Agreement at any time, and the submission of an application for the purchase of a Variable Contract by either Broker-Dealer or Agency after notice of any such amendment has been sent shall constitute Broker-Dealer's or Agency's, as applicable, agreement to any such amendment. No additions, amendments or modifications of this Agreement or any waiver of any provision will be valid unless approved, in writing, by one of Insurer's duly authorized officers. In addition, no approved waiver of any default, or failure of performance by Broker-Dealer or Agency will affect Insurer's or General Distributor's rights with respect to any later default or failure of performance.

     (b) INDEPENDENT CONTRACTOR RELATIONSHIP. This Agreement does not create the relationship of employer and employee between the parties to this Agreement. Insurer and General Distributor are independent contractors with respect to Broker-Dealer, its Representatives, Agency and its Agents.

     (c) ASSIGNMENTS. Neither Broker-Dealer nor Agency will assign or transfer, either wholly or partially, this Agreement or any of the benefits accrued or to accrue under it, without the written prior consent of a duly authorized officer of the Insurer and General Distributor.

     (d) SERVICE OF PROCESS. If Broker-Dealer or Agency receives or is served with any notice or other paper concerning any legal action against Insurer or General Distributor, Broker-Dealer or Agency agrees to notify Insurer immediately (in any event not later than the first business day after receipt) by telephone and transmit any papers that are served or received by facsimile to (612) 342-7531 and by overnight mail to Insurer's Office of General Counsel.

     (e) SEVERABILITY. It is understood and agreed by the parties to this Agreement that if any part, term or provision of this Agreement is held to be invalid or in conflict with any law or regulation, the validity of the remaining portions or provisions will not be affected, and the parties' rights and obligations will be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be invalid.

     (f) GOVERNING LAW. It is agreed by the parties to this Agreement that the Agreement and all of its provisions will be governed by the laws of the State of Minnesota.

     (g) LIMITATIONS. No party other than Insurer shall have the authority on behalf of Insurer to make, alter, or discharge any policy, contract, or certificate issued by insurer, to waive any forfeiture or to grant, permit, nor extend the time for making any payments nor to guarantee earnings or rates, nor to alter the forms which Insurer may prescribe or substitute other forms in place of those prescribed by Insurer, nor to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Insurer, nor to open any bank account in the full legal name of Insurer, any derivation thereof or any tradename thereof.

8.   TERRITORY

Broker-Dealer's territory is limited geographically to those jurisdictions in which the Variable Contracts may lawfully be offered, provided that Broker-Dealer's right to solicit sales of and to sell the Variable Contracts in such jurisdictions is not exclusive.

9.   EFFECTIVE DATE

This Agreement shall be effective ________________, 199__.


     IN WITNESS WHEREOF, we set our hands this ____ day of _________________, 199__.


INSURER:

RELIASTAR BANKERS SECURITY LIFE
INSURANCE COMPANY


By: ________________________________

Title: _____________________________


GENERAL DISTRIBUTOR:

WASHINGTON SQUARE SECURITIES, INC.


By: ________________________________

Title: _____________________________


BROKER-DEALER:

____________________________________


By: ________________________________

Title: _____________________________


AGENCY:

____________________________________


By: ________________________________

Title: _____________________________





                                   SCHEDULE A

                   BROKER/DEALER AGENCY COMPENSATION SCHEDULE
                FOR RELIASTAR BANKERS SECURITY VARIABLE CONTRACTS

                                    EFFECTIVE


                                        I

 This Compensation Schedule shall be used to determine compensation payable to the Broker/Dealer under the Broker-Dealer Agency Selling Agreement for Variable Contracts through Broker-Dealer from the Effective Date of this Schedule until it is suspended, canceled, changed or replaced.

This Schedule is applicable to the following Variable Contracts:

1.   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY 85-251 AND STATE EXCEPTIONS

Broker-Dealer shall be paid a total dealer concession according to the following schedule:

                          ISSUE AGES 0 - 65    ISSUE AGES 66-75
                          -----------------    ----------------

1st Year                         90.00%            81.00%
Excess Premium
  (1st Year)                      3.60%             3.60%
Basic Renewal and
  Lifetime Renewal
  Commissions                     3.60%             3.60%

                                       II

                 GENERAL RULES PERTAINING TO VARIABLE CONTRACTS

1. CHANGE OF DEALER AUTHORIZATION. No compensation of any kind shall be payable in respect of Variable Contracts following Insurer's or General Distributor's receipt of a change of dealer authorization applicable to such Variable contract.

2. CHANGE IN REPRESENTATIVE'S STATUS. Broker-Dealer agrees that in the event a Representative ceases to be an associated person of Broker-Dealer or ceases to be validly licensed or registered, Broker- Dealer shall not receive any compensation based on any Variable Contract, its values or on premiums or purchase payments thereafter received by ReliaStar Bankers Security Life Insurance Company and/or WSSI from such former Representative's customers. Provided, however, if within 60 days after such Representative ceases to be a representative of Broker-Dealer, Broker-Dealer designates another registered representative of Broker-Dealer to service the former Representative's business, the compensation not paid shall be payable to Broker-Dealer. If an assigned Representative's replacement is not designated within such 60 day period, Broker-Dealer may not thereafter designate a replacement Representative for such Variable contracts and shall not be entitled to such compensation.

3. EXCLUSIVE COMPENSATION. Broker-Dealer agrees that no compensation of any kind other than as described herein is payable by Insurer or General Distributor in respect of Broker-Dealer's sales of Variable Contracts.

4. VESTING. First year commissions and Basic Renewal commissions in respect of Variable Contracts issued after the effective date and prior to the termination date of Broker-Dealer's appointment are vested in Broker-Dealer and will be paid to Broker-Dealer as and when the related premium is received by the issuer and applied to the Variable Contract issued, and provided, however, that no First Year commissions or Basic Renewal Commissions (Policy years 2 through 10), including those on cost of living or any other policy increases, will be paid after Broker-Dealer's appointment has been terminated for more than ten years.

5. REPLACEMENT BUSINESS. If any policy is issued to replace a policy previously issued by Insurer or an affiliate, commissions will accrue only if and to the extent that Insurer's established practices provide for commissions on such replacements.

6. COMMISSIONS. Commissions shall accrue on Variable Contracts Issued as and when premiums are received by Insurer and applied as premiums due or payable on such policies, except as Insurer's practices may otherwise provide.

7. CHARGE-BACKS. In any case, where Insurer has credited a commission to Broker-Dealer on the basis of a premium on a Variable Contract issued and the premium is returned to the purchaser Insurer will charge back such commissions.

8. ADDITIONAL BENEFITS AND RIDERS. Commissions will be credited based on premiums for additional benefits (for example, waiver of premium and term riders) added at issue of a policy at the same rate as applied to the base policy premium.